UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2011

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Federal Home Loan Bank of Cincinnati (the "FHLBank") obtains most of its funds from the sale of debt securities, known as Consolidated Obligations, in the capital markets. Consolidated Obligations, which consist of Consolidated Bonds ("Bonds" on Schedule A) and Consolidated Discount Notes, are by regulation of the Federal Housing Finance Agency the joint and several obligations of the twelve Federal Home Loan Banks. Consolidated Obligations are sold to the public through the Office of Finance, a joint office of the Federal Home Loan Banks, using authorized securities dealers. Consolidated Obligations are backed only by the financial resources of the 12 Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all Consolidated Bonds committed to be issued by the Federal Home Loan Banks for which the FHLBank is the primary obligor, on the trade dates indicated. Schedule A also includes Consolidated Bonds with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank since our last Current Report under this Item 2.03. Because of their short-term maximum maturities of 360 days, Consolidated Discount Notes issued in the ordinary course of business are not included on Schedule A.

We may elect to change our method of reporting information on the issuance or assumption of Consolidated Obligations at any time. In reviewing the information in this Current Report, please note:

▪ although Consolidated Obligations issuance is material to the FHLBank, we have not made a judgment as to the materiality of any particular Consolidated Obligation or Obligations;

▪ Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) into which we may enter or have entered as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported Consolidated Bonds;

▪ Schedule A will not enable a reader to track changes in the total Consolidated Bonds outstanding for which we are the primary obligor because Schedule A does not reflect whether the proceeds from the issuance of the reported Consolidated Bonds will be used to, among other things, satisfy called or maturing Consolidated Obligations. We will report the total Consolidated Obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission;

▪ the principal amounts reported on Schedule A represent the principal amount of the reported Consolidated Bonds at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions; and

▪ Schedule A does not describe types and styles of Consolidated Bonds that are not issued on behalf of, or assumed by, the FHLBank as primary obligor, but that may be issued on behalf of other Federal Home Loan Banks as primary obligors.

Item 9.01 Financial Statements and Exhibits.

99.1 -- Schedule A

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

July 14, 2011	By:	J. Christopher Bates

Name: J. Christopher Bates
Title: Vice President, Assistant Controller

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Schedule A